Corporate Presentation

February 2026



LIPOCINE®

ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Pipeline

Development Candidates		Indication	Phase 1	Phase 2	Pivotal	Commercial	Next Steps/Status
Neuroactive Steroids	LPCN 1154 (BRLIZIO™)	Postpartum Depression (PPD)					Phase 3 Topline results early Q2/26
	LPCN 2201	Major Depressive Disorder (MDD)					Phase 2 POC study
	LPCN 2203	Essential Tremor (ET)					Phase 1 study completed
	LPCN 2101	Drug Resistant Epilepsy (DRE)					Phase 2 POC study
Commercial Product		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
TLANDO®		Testosterone Replacement Therapy					Commercialized by partners (Verity Pharma in the U.S.)
Out-License Opportunities		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
LPCN 1148		Liver Cirrhosis					Phase 2 study completed
LPCN 2401		Obesity Management – adjunct to GLP-1					Seeking regulatory clarity
LPCN 1107		Prevention of Preterm Birth					End of Phase 2 meeting completed

LPCN 1154 (BRLIZIO™)

Oral Brexanolone for PPD (Postpartum Depression)



BRLIZIO™ is the brand name conditionally approved by FDA

PPD is a Life-Threatening Condition with Few Existing Treatment Options

Rapid relief, short treatment duration, and superior tolerability advantages

Maternal depression and suicide can have far-reaching consequences for child development, family function, and the nation's economy[1-3]

Rapid relief benefits

- Faster management of depression
- Reduces the risk of suicidal thoughts and behaviors
- Leads to fewer hospitalizations
- Positive outcomes in terms of mother and family relationships
- Reduces financial burden

Short treatment duration benefits

- Better compliance
- Scheduling flexibility (e.g. weekend) with minimal family disruption
- More amenable to discreet treatment
- Quicker return to normal daily activities

Superior tolerability benefits

- Better treatment adherence
- Increase treatment success
- Reduced risk of complications and hospitalization
- More quality time with family
- Less dependence on caregivers

LIPOCINE ENHANCING HEALTH

1. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. www.nytimes.com/2025/07/22/health/post-partum-depression-treatment-pill.html

PPD – An Expanding Market Opportunity

Awareness drives diagnosis - empowering women with PPD through effective therapies

- High clinical and economic burden with consequences beyond the mother
- Treatment goal is rapid harm reduction for both mother and infant
- Meaningful negative impact on family stability, child development, and society
- PPD commonly presents with psychiatric comorbidity; 64% report anxiety symptoms[1]
- Suicide is a leading cause of maternal death in the first year postpartum[2]
  - Up to 30% of women with PPD report suicidal ideation[3]
- Compelling pharmacoeconomic rationale for early, effective intervention[4]

Estimated patients in the U.S. with PPD[5]



3.6M
Pregnancies in the US6
~ 600,000
Postpartum depression7
~ 240,000
Diagnosed PPD patients8
~144,000
Diagnosed are Rx treated9
Increased awareness and effective therapies are expected to meaningfully expand diagnosis among symptomatic women with PPD

ZURZUVAE® Rx price: $16,377

ZURZUVAE revenue $66M Q4-25[10]

Projected peak ZURZUVAE® sales of ~$1B[11]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

LIPOCINE® ENHANCING HEALTH

1. Farr et al. J Womens Health (Larchmt). 2013 Oct 26;23(2):120–128
2. Chin et al. Curr Psychiatry Rep, 2022; 24(4):239-275
3. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
4. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC
5. Foster Rosenblatt market research 2023 (Lipocine internal data)
6. National Vital Statistics Report vol 72, num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
7. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
8. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
9. Sage/Biogen HEOR Claims Analysis
10. Biogen 4th Quarter 2025 Financial Results
11. Sage May 2025 Management Projection

LPCN 1154 – Poised to Lead the Market and Set the Standard of Care

Therapy overview – LPCN 1154 vs. existing options

LPCN 1154 (Brlizio) is expected to provide more rapid relief of PPD than approved treatments, with only a short (48-hour) treatment requirement.

Zuranolone (ZURZUVAE®) treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation.

IV Brexanolone (Zulresso®) provides rapid symptom relief and required a 60-hour inpatient IV infusion with intensive monitoring. The therapy has been discontinued.

SSRIs / SNRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common.

	Oral Brexanolone *(LPCN 1154)*	Zuranolone *(ZURZUVAE®)*	IV Brexanolone *(Zulresso®)*[8]	*SSRIs / SNRIs Off-Label Use*
Description	**Bioidentical NAS**	Synthetic NAS Derivative	Bioidentical NAS	Synthetic SSRI/SNRI
CNS depressant AEs	**TBD**[6]	High[4]	Serious	Moderate[7]
Onset of Action	**TBD**[6]	Days	Hours	Weeks
Treatment Duration	**48 Hours**	14 Days	60 Hours	Months
Response Rate at Day 3	**TBD**[6]	Up to 41%	81%[9]	N/A

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.
Response Rate defined as a reduction of HAM-D score of at least 50% compared with baseline
*Projected based on Zulresso published reports (Brexanolone Briefing Book, November 2, 2018 and Meltzer-Brody et al. Lancet. 2018 Sep 22;392(10152):1058-1070)

LIPOCINE® ENHANCING HEALTH

1. Zulresso label
2. Brexanolone Briefing Book, November 2, 2018
3. In adolescent patients per sNDA 211371 S-007 Multi-disciplinary Review and Evaluation ZULRESSO)
4. Zurzuvae label; Somnolence (36%), dizziness (13%), dose Reduction (14%), and discontinuation (2%),
5. Kristina M. Deligiannidis et al., JAMA Psychiatry. 2021 Sep; 78(9): 1–9
6. Subject to ongoing P3 trial results; all participants have completed dosing with no drug discontinuations, drug-related SAEs, loss of consciousness, or excessive sedation reported
7. https://www.uptodate.com/contents/image?imageKey=PSYCH%2F143603
8. IV brexanolone therapy has been discontinued
9. https://www.sciencedirect.com/science/article/pii/S0165032722011570; cumulative response rate

LPCN 1154 – Target Product Attributes Addresses Unmet Medical Need

Strong potential to set the benchmark for first-line therapy

Oral Dosage Form Comprising Brexanolone

- 48-hour outpatient dosing
- Rapid and sustained relief
- Superior tolerability
- Identical to endogenous allopregnanolone
- Fixed dose without titration or taper required

LPCN 1154 – Oral Bioidentical Neuroactive Steroid (NAS) for PPD

Overcoming brexanolone oral delivery challenges

Brexanolone



Molecular Weight:	318.5 g/mol
Lipophilic:	Log P ≈ 5.0
Poor aqueous solubility:	Saq <1.0 µg/mL

Oral enablement



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective Transfer across aqueous barrier layer
Improved absorption

Source: Giliyar et al. Drug Delivery Technology, Jan 2006, Vol 6 No.1

LPCN 1154 – Formulation Screening and Dose Finding/Confirmation Studies

Seven clinical studies conducted prior to P3 study

- Oral bioavailability of LPCN 1154 confirmed
- Formulation selected
- Linear PK (AUC and C_{max}) across all dose strengths evaluated
  - Single-dose and multi-dose regimens

- Dosing regimen for phase 3 study identified based on dosing regimen confirmation study
  - 24 post-menopausal women
  - Randomized, crossover design
  - PK endpoints

qEEG provides evidence of target engagement



BL adjusted
Theta (≥4.0 - <8.0 Hz)
Alpha1 (≥8.0 - <10.0 Hz)
Alpha2 (≥10.0 - <12.0 Hz)
Beta1 (≥12.0 - <15.0 Hz)
Beta2 (≥15.0 - <18.0 Hz)
Beta3 (≥18.0 - <25.0 Hz)
+2h
+4h
+12h

Consistent with therapies effective in managing depression, anxiety, tremor, and seizures[1-5]

Dosing regimen confirmation study



Period 1
Period 2
Screening
R
N=12
LPCN 1154
IV Brexanolone
N=12
IV Brexanolone
LPCN 1154
Randomization
N=24
10 day
washout period
Study Enrollment
First dose Visit 1
Final drug administration
First dose Visit 2
Final drug administration
Study exit

1. Meltzer-Brody et al. Lancet 2018; 392(10152): 1058-1070.
2. Buchsbaum et al. Biol Psychiatry 1985; 20(8): 832-842.
3. Ibanez et al. Plos One 2014; 9(3): e93159.
4. Huang and Shen Clin Electroencephalography 1994; 24(4): 179-187
5. Biondi et al. Sci Rep 2022; 12(1): 1919.

LPCN 1154 – Dosing Regimen Confirmation Study Results

Results inform dosing regimen for Phase 3 safety and efficacy confirmatory study (NCT06979544)

Bioequivalent to Zulresso

PK Parameter	LPCN 1154	IV Brexanolone	GMR Test vs. Reference (90% CI)
C_{max} (ng/mL)	120	115	105% (92-118)
$AUC_{0-\infty}$ (h*ng/mL)	4884	5019	97% (89-107)
AUC_{0-t} (h*ng/mL)	4266	4784	89% (81-98)

Brexanolone was well tolerated independent of route

- No sedation or somnolence events observed
- All events were mild to moderate
- No severe or serious AEs
- Reported study related events were venipuncture site related, arthralgia, fatigue, dizziness, headache, back pain, hematoma, and pelvic pain

LPCN 1154 multi-dose regimen resulted in bioequivalent blood levels compared to IV brexanolone administered per label at 90 µg/kg/hr

n=23; Outlier participant presented PK results for the IV administration period greater than 70 standard deviations away from the PK data set mean for all PK parameters included above

GMR = Geometric Mean Ratios, CI = Confidence Interval, t = 100 hours for AUC_{0-t}

LPCN 1154 – Phase 3 Safety and Efficacy Study

Based on FDA feedback – outpatient setting with no medical monitoring requirement

Study design

- Two arm, outpatient, randomized, blinded, placebo-controlled in women with postpartum depression
- Utilizes same dose and regimen as the PK dose confirmation study

Inclusion criteria

Severe PPD

Age ≥15 yrs

N= 90 women


R
LPCN 1154
Placebo
Treatment period
Hour 0
48
60
Day 30
Primary Analysis Timepoint

Endpoints

Primary endpoint:
HAM-D change from baseline at Hr 60

Additional endpoints:
MADRS, HAM-A (anxiety), PGI-C, safety and tolerability, etc.

Analysis Timepoints at Hr 12, Hr 36, Hr 60, Day 7, and Day 30

https://clinicaltrials.gov/study/NCT06979544

LPCN 1154 – Phase 3 Study Updates and Rationale for Success

Study Updates

- Two DSMB data review meetings complete
- Enrollment and dosing complete (N=90)
- Expected topline results: Early Q2 2026

Rationale for Success

- Efficacy of brexanolone established in multiple IV infusion (Zulresso) studies
- LPCN 1154 has demonstrated bio-equivalent exposure to IV infusion
- P3 study population, duration, and size similar to Zulresso® P3 study[1]
  - **Population**: women with PPD (Baseline HAM-D 28.3 vs 28.7)
  - **Primary endpoint**: HAM-D change from baseline at Hour 60
  - **Size:** Comparable participants dosed per arm as IV brexanolone P3 (~45 vs. ~41)

1. *Zulresso MDR, Study 202B*

LPCN 1154 – Safety Update

Favorable safety profile

Phase 3 Study[1] Safety Update (Blinded)

- All reported nervous system disorders AEs were mild to moderate in severity
- No reports of drug discontinuations
- Unlike IV brexanolone (Zulresso™), no reported cases of:
  - Excessive sedation
  - Loss of consciousness
  - Drug-related SAEs

With over 100 unique participants exposed to LPCN 1154 across eight clinical studies, no reports of excessive sedation, loss of consciousness, or drug-related SAEs

1. NCT06979544
2. Excessive sedation (ES) is characterized by impaired alertness and attention or difficulty following simple instructions, which precludes the participant from completing daily tasks. Participant is frequently drowsy and may fall asleep during activities (e.g., conversation, eating)

LPCN 1154 – Development Status

Streamlined 505(b)(2) pathway to NDA submission targeted mid 2026

Dosing Regimen Confirmation Study	Labeling Clinical Studies	Ongoing P3 Study
✓ Positive Results	✓ Food effect study ✓ PK study in PPD ✓ Metabolite evaluation	✓ Dosing completed ✓ Two DSMB data review meetings complete ○ Topline results – Early Q2-26

LPCN 1154 – Potential "Game Changer" for Fast Acting Depression Therapy

Key takeaways

- **Large, attractive market opportunity**
- **Differentiated product profile addressing unmet needs**
  - Rapid relief, short treatment duration, superior tolerability
- **Clear, streamlined path to NDA submission**
  - Dosing regimen confirmed
  - Phase 3 safety and efficacy study ongoing
  - Topline data expected early Q2 2026
  - Planned NDA filing mid-2026
- **Issued and pending patent protection globally**
  - Issued patent terms extending to 2044+
- **Platform potential for expansion into additional depressive indications**

Treatment Duration

LPCN 1154 (Brlizio)
48 Hours

Zurzuvae
14 Days

SSRI
Months

LPCN 2201

Oral Brexanolone for
Major Depressive Disorder (MDD)



MDD Market Potential

Total annual burden of medication-treated MDD among the US population was $92.7 billion[1]

Severe MDD is strongly linked to significant difficulty in work, social, and home activities

MDD prevalence 8.4% of population[2]
~21M

- **61% received treatment[2]**: ~13M
- **38% with suicidal ideation[3]**: ~8M
- **~33% severe MDD[4]**: ~6.6M

SPRAVATO® Rx cost: ~ $15,000 annually*, $405M in Q3 2025[5]

AUVELITY® Rx Cost: ~$15,000 annually, $136 M in Q3 2025[6]

Market expected to reach $31B by 2030[7]

Significant Unmet Needs in Depression Disorders

Rapid Relief	Hours/Days, especially for severe MDD
Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Good Tolerability	Minimal CNS depressant effects, no dissociation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation
Unrestricted Access	Outpatient or at home use

LIPOCINE® ENHANCING HEALTH

1. J Clin Psychiatry 2021;82(2):20m13699
2. https://www.nimh.nih.gov/health/statistics/major-depression
3. Cai et al. J Affect Disord. 2021 Oct 1:293:148-158
4. Adv Ther. 2023 Jul 31;40(10):4460–4479
5. https://www.investor.jnj.com/investor-news/news-details/2025/Johnson--Johnson-Reports-Q3-2025-Results-Raises-2025-Sales-Outlook/default.aspx
6. Axsome Corporate Presentation November 2025
7. https://www.mordorintelligence.com/industry-reports/antidepressants-market

*Induction, $4,000 for 1st month + maintenance ~ $1,000 per month

LPCN 2201 – Targeted Attribute-Based Product Differentiation

Potential Rapid Acting Anti-depressant (RAAD)

Product Attribute*	LPCN 2201 (Neuroactive Steroid)	SPRAVATO (Esketamine)[1]	AUVELITY (Dextromethorphan + bupropion)[2]	SSRI/SNRI
Mechanism of Action	**Positive $GABA_A$ modulator**	NMDA receptor antagonist	NMDA receptor antagonist + norepinephrine/dopamine reuptake inhibitor	Serotonin reuptake inhibition (SSRI) or serotonin + norepinephrine reuptake inhibition (SNRI)
Route	**Oral**	Intranasal	Oral	Oral
Onset of Efficacy	**Hours to days**	Hours to days	1-2 weeks	4-8 weeks
Key AEs	**TBD**	Psychological effects (61-84%) including dissociation, dizziness (29%), nausea (28%), sedation (23%), vertigo (23%)	Dizziness (16%), nausea (13%), dry mouth, somnolence	Sexual dysfunction, weight gain, GI upset
Monitoring/ Administration Setting	**Not expected/At home**	REMS/In-clinic observation (≥2 hrs post-dose)	None required/At home	None required/At home

LIPOCINE ENHANCING HEALTH

*No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

1. https://www.spravatohcp.com/trd-efficacy-safety/
2. Auvelity label

LPCN 2201 – Oral RAAD for Major Depression Disorders

Potential to set rapid relief benchmark for MDD

- High unmet need for oral RAAD; large market potential
- Leverage expertise/credibility and investment/value in oral NAS created to date
- Streamlined development
- Issued and pending patent claims for MDD indication

Attributes

LPCN 2201
Rapid Relief

Convenient Oral
At-Home Use

Favorable
Safety Profile

LPCN 2203

Oral Brexanolone for Essential Tremor



Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption



~7 M
2.8 M
1.8 M
360 K
$3.6B*
Estimated prevalence 2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.

*indicative pricing ~ $10K/patient/year

Essential Tremor Management – No New Drugs Approved In 50+ Years

Daytime efficacy and improved tolerability remain an unmet need

Unmet Need

Superior benefit to risk profile

- Improve efficacy
- Fewer side effects
    - Somnolence
    - Dizziness
    - Constipation
- Address anxiety/depression comorbidity
- Disease-modifying effects

Standard of Care Limitations

Unfavorable benefit to risk profile[3]

- Most patients are intolerant or have an inadequate response to first line propranolol or primidone
- 33% experienced no benefit from propranolol and 35% discontinued due to side effects
- 17% reported no benefit from primidone and 23% discontinued due to side effects

Competitive Landscape

- Propranolol is the first line therapy
- 65% in need of second line treatment
- ~44% of diagnosed patients treated with propranolol or primidone[2]
- Ulixacaltamine: Positive P3 results[4]
    - Discontinuation rate 36-38%
    - TEAEs ≥ 10%: Constipation (25-29%), dizziness (24-26%), brain fog (12-19%), paraesthsia (10-12%), fatigue (9-10%), insomnia (8-12%), and headache (8-13%)

LIPOCINE® ENHANCING HEALTH

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Vetterick et al. Adv Ther. 2022; 39(12): 5546–5567
3. Clinical Parkinsonism & Related Disorders 5 (2021) 100101
4. Praxis Corporate Presentation Jan 2026

LPCN 2101

Treatment of Epilepsy



Drug-Resistant Epilepsy (DRE)

A significant clinical challenge in epilepsy care with high social and occupational limitations[1]

DRE is defined by **ILAE** as the failure of two appropriate anti-seizure medications (ASMs) to achieve sustained seizure freedom

Prevalence	Affects 30-40% of epilepsy patients in the U.S.[2]
Clinical Impact	Increased risk of injury, hospitalization, mortality, and mental health issues[1]
Economic Burden	Contributes heavily to the $24.5 billion annual epilepsy-related healthcare costs[4]
Treatment Challenges	Limited success with medications and need for early identification Probability of achieving seizure freedom diminishes substantially with each subsequent AED regimen tried[5]

1. Pharmacol Rev. 2020 Jul;72(3):606–638
2. Front Neurol. 2022 Nov 3;13:1023832.
3. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy?
4. Epilepsia. 2022;63(8):2144–2154
5. JAMA Neurol. 2017 Dec 26;75(3):279–286

Unmet Needs in DRE

Seizure freedom without adverse effects, while improving the patient's quality of life

Limitations of Current Options

- **30–40% of patients still do not achieve freedom from seizures, despite being on multiple medications**
- Many patients with DRE go through multiple ASMs with limited success
- Rescue treatments (primarily benzodiazepines) do not prevent future seizures, they only stop the current episode
- High risk of seizure recurrence within hours or days after a cluster
- Seizures may cause physical injuries, and a minority may last long (status epilepticus) or recur in clusters and can be life-threatening

Unmet Needs

- **Medications with novel mechanism of action, especially for patients who experience recurrent seizure clusters or DRE**
- Minimal cognitive, mood, or systemic side effects
- Address associated comorbidities like depression, anxiety, and cognitive impairment
- Transition effectively to maintenance therapy and sustain seizure control after acute treatment
- Prevent status epilepticus and prevent patients from using emergency room for seizure management

Ioannou et al. Brain Behav. 2022 Sep;12(9):e2589
Mesraoua et al. J Neurol Sci. 2023 Sep 15:452:120766

LPCN 2101 – Eltanolone for Epilepsy Treatment

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Product Candidate Differentiation

- Novel MOA specifically addressing DRE
- Active molecule is bioidentical to endogenous NAS
- Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Anti-Seizure Activity in Preclinical Models

- Effective in most of the tonic and/or clonic, focal, and generalized seizure animal models[1-3]
- Maintained effectiveness upon chronic dosing [6]
- Potentially synergistic with benzodiazepines[4,5]

First Oral Enablement Phase 1 Results



Mean Plasma Concentration (ng/mL)
40
30
20
10
0
0
4
8
12
16
20
24
Time (hr)

From separate studies in post-menopausal women with Lip'ral based oral dosage forms

1) Kokate et al., 1996. Neuropharmacology. 2) Carver and Reddy, JPET 2016. 3) Ekaminski et al. epilepsia, 2004. 45(7): p. 864-7. 4)Bruun et al., 2015 Neuropharmacology. 5) Chuang and Redy, 2020, J Pharmacol Exp Ther. 6) Kokate et al., JPET, 1998. *horizontal screen test

LPCN 2101 Development Status

Phase 2 ready

Preclinical PK	Preclinical Toxicity	Phase 1 Studies	Next Steps
✓ First oral enablement demonstrated ✓ Achieved ~10x of estimated highest target therapeutic level	✓ Chronic administration was safe and well tolerated	✓ IND cleared ✓ Confirmed oral enablement ✓ Well-tolerated	○ Initiate P2 study

TLANDO®

Testosterone Replacement Therapy (TRT)



TLANDO® – FDA-Approved Oral Testosterone Replacement Therapy

Established commercialization partnerships in multiple territories

IMPORTANT SAFETY INFORMATION

www.tlando.com/


TLANDO®
(testosterone undecanoate)
Capsules 112.5 mg
Rx only
Dispense accompanying Medication Guide to each patient
120 capsules

TLANDO® licensed to Verity Pharma in January 2024 for commercialization in the U.S.

- $11 million upfront payment to Lipocine
- Entitled to receive tiered royalty payments ranging from 12% up to 18% on net sales of TLANDO franchise

TLANDO® licensed to 5 territories including US and Canada

FDA labeling changes for testosterone products

- Removal of Boxed Warning related to an increased risk of adverse cardiovascular outcomes
- Include results from required post market ambulatory blood pressure (ABPM) studies

Approved product utilizing Lip'ral technology

TRT is a large and growing market with ~8M annual prescriptions in the U.S. and ~650,000 in Canada

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

Appendix



LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints on sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044



Analogue (Rifaximin) Sales
Sales ($M)
300
250
200
150
100
50
0
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24

BofA Global Research, Pharmaceutical Scripts/Sales Data Report 21 January 2025

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution for sarcopenia and significantly increased skeletal muscle mass index (SMI)



25
20
15
10
5
0
-5
% CBL L3-SMI
†
‡
‡
‡
‡
‡
Week
LPCN 1148
Placebo
Placebo to 1148

~9% increase in L3-SMI at week 24



Resolution of Sarcopenia at Week 24
40%
30%
20%
10%
0%
33%
0%
LPCN 1148
Placebo

33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer overt hepatic encephalopathy events

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo
HE events post study drug discontinuation for liver transplant excluded

LPCN 1148 Phase 2 Results Safety Data

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

LPCN 2401

Obesity Management – adjunct to GLP-1



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]


FDA approved indications
Expanding clinical indications[1]

- ✓ **T2DM**
- ✓ **Weight management**
- ✓ **Cardiovascular disease**
- ✓ **Chronic kidney disease**
- ✓ **Sleep apnea**

LIPOCINE
ENHANCING HEALTH

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]



Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

Significant weight loss is from lean mass loss in **16 weeks**[1]

Lean Mass Loss[1]



32%
Lean mass
68%
Fat mass

The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)

Functionality Loss[1]



43%

43% of elderly (60+)
lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]

Fracture Risk[2,3]



% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Age ≥ 75

Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20

Lean Mass



Lean Mass (kg)
Appendicular Lean Mass (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
CBL (kg)
*
1.6
*
1.9
-1.3
*
0.7
*
0.8
-0.9
LPCN 2401
LPCN 2401+E
Placebo

Fat Mass



Total Fat Mass (kg)
Trunk Fat Mass (kg)
2
0
-2
-4
CBL (kg)
1
0
-1
-2
CBL (kg)
-2.0
*
-2.6
*
1.2
-0.9
*
-1.4
*
0.9
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 Novel Oral Treatment for Obesity Management

Target benefits to improve weight loss and functionality

Quality Weight Loss

Preserve lean mass | Primarily fat loss

- Attenuate functionality loss
- Amplify fat loss
- More abdominal fat loss
- Improve bone health

LPCN 2401 + GLP-1 agonist treatment

Maintain Weight Loss

Minimize fat regain | Minimize weight regain

- Maintain/improve functionality
- Improve lean mass
- Sustain HbA1c improvement

LPCN 2401 treatment post GLP-1 cessation

LPCN 1107

Prevention of Preterm Birth (PTB)



LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

Oral dosage form comprising 17-hydroxyprogesterone caproate

Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction

>$2B market potential with no approved drug

Phase 3 ready with compelling efficacy rationale

Strong pharmaco-economic justification

Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth